EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

Supplement to Summary Prospectus dated February 1, 2020

Effective September 30, 2020:

1.    Shares of Eaton Vance Atlanta Capital SMID-Cap Fund will be available for purchase by new investors.

2.    The following fifth paragraph under “Eaton Vance Atlanta Capital SMID-Cap Fund” is removed in its entirety:

The Fund has discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) qualified retirement plans that selected the Fund prior to April 13, 2018; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that selected the Fund prior to the close of business on January 15, 2013. Sales of Fund shares may be further restricted or reopened in the future.

3.    The following first sentence under “Purchase and Sale of Fund Shares” is removed:

Shares of the Fund are currently not available for sale to new investors, subject to certain exceptions.

August 25, 2020	36392 08.25.20